UNITED STATES

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Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Clearwire Corporation

(Name of Registrant as Specified in Its Charter)

Crest Financial Limited

Crest Investment Company

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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This filing consists of the following documents:

•	Letter by Crest Financial Limited to the Board of Directors of Clearwire Corporation dated June 3, 2013

•	Letter by Crest Financial Limited to the Board of Directors of Sprint Nextel Corporation dated June 3, 2013

•	Press Release by Crest Financial Limited dated June 3, 2013

•	Press Release by Crest Financial Limited dated June 3, 2013

CREST FINANCIAL LIMITED

JPMorgan Chase Tower

600 Travis, Suite 6800

Houston, Texas 77002

June 3, 2013

VIA FEDERAL EXPRESS AND FACSIMILE

The Board of Directors

c/o John W. Stanton

Chairman

Clearwire Corporation

1475 120th Avenue NE

Bellevue, WA 98005

Ladies and Gentlemen:

As our May 30 letter explained, Crest Financial Limited (“Crest”) urges the Clearwire Board of Directors (the “Board”) to give genuine consideration to DISH Network Corporation’s (“DISH”) tender offer for all outstanding shares of Clearwire Corporation (“Clearwire” or the “Company”) for $4.40 per share. DISH’s offer is superior in every way to Sprint Nextel Corporation’s (“Sprint”) latest offer of $3.40 per share. Still, it is only the first step in unlocking the Company’s true value. We write today to reiterate that the path to realizing that true value is an open, competitive bidding process and to describe the course of events that we believe will take place as that bidding process unfolds.

DISH’s tender offer has shifted the battle for Clearwire’s valuable assets to where it belongs—a competitive bidding process for Clearwire. But for a truly competitive process to take place, the Clearwire Board must appoint a new Special Committee with new, truly independent directors, unmarred by the Clearwire Board’s past mistakes. The prior Special Committee failed to protect all stockholders’ best interests by acceding to Sprint’s two low-ball offers, locking the Company into coercive financing and corporate governance terms, and delegating all negotiating authority away from the Special Committee’s members to Mr. Stanton, among many other things. The same abdication cannot occur this time around. There are currently two bids on the table for Clearwire—one from the controlling stockholder and one from another bidder. For a fair assessment of each, a fresh independent perspective is required. Moreover, new independent directors will serve as a bulwark against any more attempts at oppression by Sprint. Thus, for Clearwire’s minority stockholders to make a truly free choice, you must delegate to the new Special Committee all the powers of the Board, including decisions regarding interim financing and corporate governance arrangements, and Mr. Stanton must give up all negotiation authority. Then, the new Special Committee must fully consider DISH’s offer, while also entertaining competing bids from Sprint, SoftBank, and all other interested parties.

Sprint now faces two options. First, unless Sprint and its current suitor, SoftBank, wish to cohabitate with DISH as joint owners of Clearwire, they need to counter DISH’s tender offer with a real offer that reflects Clearwire’s full and fair value. That is the only way Sprint and SoftBank could take Clearwire private as they planned and deny DISH a stake in the Company. We believe, despite SoftBank CEO Masayoshi Son’s earlier protestations, that such cohabitation in Clearwire is untenable to both Sprint and SoftBank. If Sprint pursues this option, the reconstituted Clearwire Special Committee should take all steps necessary to ensure that any further bids from Sprint reflect full value and do not capitalize on the imbedded diversion value that has been indicative of Sprint’s offers thus far.

Second, if Sprint is unable, or SoftBank is unwilling to permit Sprint, to raise its bid to top DISH’s latest offer (and any future bids), then Sprint can avoid deadlock at Clearwire only by shifting its allegiance away from SoftBank and toward DISH in its own sale process. In this scenario, we believe that DISH will want its subsidiary Sprint to control 100% of Clearwire. And if this scenario occurs, you must ensure that any offer that DISH puts forward reflects the full value of the Company.

Either case described above provides the Board and the Special Committee with another opportunity to realize the full value of Clearwire for all stockholders. That is why we have urged you to recommend against Sprint’s proposed merger, close the polls in the pending stockholder meeting, and, upon the Clearwire stockholders’ rejection of the Sprint merger, terminate the ill-advised and oppressive merger agreement with Sprint. Such clearing of the decks would afford a real opportunity for a competitive bidding process for Clearwire.

Of course, there remains the possibility that DISH and Sprint elect to share governance of Clearwire. If Clearwire remains an independent, public company going forward, the Company can resume the course it charted before Sprint’s attempted squeeze-out. DISH’s offer, and its clear intent to enter into a commercial arrangement that provides it with access to Clearwire’s spectrum, kickstarts the profitable multi-customer case strategy (the “MCC strategy”) that the Board thus far has claimed to be elusive. This MCC strategy, proposed by Clearwire’s own management and reviewed by its financial advisers, could push the Company’s value as high as $16.76 per share, according to Clearwire’s own financial advisor, Evercore Partners. As presented by Clearwire’s management, the MCC strategy would increase free cash flow and improve the Company’s leverage to negotiate higher commercial rates with Sprint, DISH, and any other wholesale customer in the future. In addition, the Company could resume the common stock offering that it started last year, but then abruptly halted. At Clearwire’s current share price, such an offering would substantially reduce the dilution of the convertible notes proposed by Sprint and DISH and generate the necessary capital to fully deploy Clearwire’s TDD-LTE network. Additionally, the Company could now refinance its existing bonds at more attractive rates, thereby improving cash flow.

For all these favorable alternatives to become available, however, you need to consider properly DISH’s tender offer, which is clearly actionable. Unless and until you fully consider the alternative that DISH has offered, Sprint might continue its pattern of unfair dealing and broker a deal between SoftBank and Sprint to avoid a bidding contest for Clearwire. You must not allow that to occur. Notwithstanding the Board’s previous efforts to provide every advantage to Sprint to the detriment of the Company’s other stockholders, the minority stockholders have thus far beaten back Sprint’s self-interested attempts to lock up Clearwire on the cheap while selling itself at a premium. It is time that the Clearwire Board fulfills its duty to do the same and obtains a premium for Clearwire’s stockholders other than Sprint. The newly constituted Special Committee we are demanding should ensure that we and our fellow stockholders will have the option to act on offers that are superior to Sprint’s currently inadequate offer, whether that is DISH’s tender offer, another offer from Sprint, or an offer from yet another third party.

As we have said in our correspondence for some time now, the competition for Clearwire has only just begun, and you have an obligation to make sure it proceeds in a fair and transparent manner. We thus urge you to reconstitute the Special Committee, give full consideration to DISH’s tender offer, open the Company to a competitive bidding process, and prevent Sprint from diverting Clearwire’s value back to itself.

Sincerely yours,

/s/ David K. Schumacher
David K. Schumacher
General Counsel Crest Financial Limited

*************************************************************************************

About Crest Financial Limited

Crest is a limited partnership under the laws of the State of Texas. Its principal business is investing in securities.

Important Legal Information

In connection with the proposed merger of Clearwire Corporation (“Clearwire”) with Sprint Nextel Corporation (the “Proposed Sprint Merger”), Crest and other persons (the “Participants”) have filed a supplement to its definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). The definitive proxy statement and the supplement have been mailed to the stockholders of Clearwire. SECURITYHOLDERS OF CLEARWIRE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE SUPPLEMENT, WHICH ARE AVAILABLE NOW, AND THE PARTICIPANTS’ OTHER PROXY MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS, CLEARWIRE AND THE PROPOSED SPRINT MERGER. The definitive proxy statement, the supplement and all other proxy materials filed with the SEC are available at no charge on the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement and the supplement are also available at no charge on the website of the Participants’ proxy solicitor at http://www.dfking.com/clwr.

Forward-looking Statements

Certain statements contained herein are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans, or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” believes,” “continue,” “strategy,” “position,” or the negative of those terms or other variations of them or by comparable terminology.

CREST FINANCIAL LIMITED

JPMorgan Chase Tower

600 Travis, Suite 6800

Houston, Texas 77002

June 3, 2013

VIA FEDERAL EXPRESS AND FACSIMILE

The Board of Directors

c/o James H. Hance, Jr.

Chairman

Sprint Nextel Corporation

6200 Sprint Parkway

Overland Park, KS 66251

Ladies and Gentlemen:

Crest Financial Limited (“Crest”) writes as a fellow stockholder in Clearwire Corporation (“Clearwire” or the “Company”) to address the relationship between the competition for Clearwire and the ongoing battle for Sprint Nextel Corporation (“Sprint”). Sprint’s incremental increase of its initial bid to acquire the Clearwire shares that Sprint does not already own and DISH Network Corporation’s (“DISH”) competing tender offer for all outstanding Clearwire shares confirm what we and other Clearwire stockholders have said all along: Clearwire is the ultimate prize that Sprint, SoftBank Corp. (“SoftBank”), and DISH desire, and it is worth much more than what Sprint has offered and in turn what SoftBank has offered for Sprint.

This confirmation that Clearwire is much more valuable than Sprint had claimed should cause you to either (1) reconsider the price at which you have recommended Sprint’s sale to SoftBank or (2) abandon your public refusal to sell your Clearwire shares. Doing neither will confirm either that you are violating your fiduciary duties to Sprint’s stockholders for failure to realize a fair sale price or that Sprint violated its fiduciary duties to the Clearwire minority shareholders for conducting an unfair squeeze out. At the very least, now that you have initiated the sales process for Clearwire, you have a fiduciary duty to permit that process to proceed in an open and competitive manner. Thus, you must permit Clearwire to give full consideration to DISH’s bid and to repurchase the notes issued to Sprint under your unfair Note Purchase Agreement, without converting those notes at their dilutive exchange ratio.

As we have repeatedly said in our public correspondence and have alleged in our lawsuit pending before the Delaware Court of Chancery, Sprint’s initial bid for Clearwire was grossly inadequate at $2.97 per share. Clearwire’s minority stockholders agreed and cast their votes against the proposed Sprint-Clearwire merger. Rather than accept a certain defeat, Sprint forced an adjournment of the vote and acknowledged the inadequacy of its bid by incrementally bumping its offer to $3.40 per share. DISH’s proposed tender offer at $4.40 per share proved that Sprint’s second attempt to squeeze out Clearwire’s minority stockholders was still at an inadequate price. A direct, competitive bidding process for Clearwire is underway. And it is clear that the final purchase price will be much higher than Sprint’s first or second offer.

We believe that Sprint’s goal all along has been to lock up Clearwire on the cheap, while selling itself to SoftBank, or another suitor, at a premium. It is evident that Clearwire is the true prize in this ongoing battle from SoftBank’s insistence that it direct your negotiations with Clearwire—going so far as to set the offer price and reserving approval power over any changes. Now that an adequate price for Clearwire has proven to be at least 50% higher than your initial $2.97 per share offer to take Clearwire private, you need to reconsider your recommendation in favor of Sprint’s transaction with SoftBank, if you still intend to secure a premium for Sprint. Certainly, that is what Sprint’s stockholders would expect from a board of directors duty-bound to pursue their best interests. Indeed, the proxy advisory firm Egan Jones recommended against your proposed transaction with SoftBank because it believes that Sprint’s stockholders should wait for precisely such revaluation.

To continue recommending in favor of SoftBank’s current offer price would admit that you are either breaching your duties to Sprint’s stockholders or that Sprint has been breaching its duties to Clearwire’s stockholders. As we have written copiously, we believe both $2.97 and $3.40 per share to be grossly inadequate offers for Clearwire. And the market has proven us right. Given the dramatic jump in the bidding process for Clearwire, from $2.97 in the original Sprint-Clearwire merger agreement to $4.40 in the latest DISH bid, all assumptions you might have had as to the true value of the Company have been definitively challenged. Thus, your duties to Sprint’s stockholders would seem to require you to demand a commensurate price increase from SoftBank. To argue otherwise, that the SoftBank offer still reflects full value for Sprint, would be an admission that your earlier offers for Clearwire were a naked attempt at misappropriating Clearwire’s value to Sprint. The only explanation for not demanding a higher price for Sprint now is that you always knew Clearwire to be worth more than $4.40 per share, but had already built Clearwire’s true value (which you intended to divert) into the Sprint-SoftBank transaction price.

There is some slight chance that Sprint was not mendacious but just misguided in dealing with Clearwire—that you believed in good faith that Clearwire is worth no more than $2.97 per share (and now $3.40 per share). Of course, we think Clearwire is worth much more than even the $4.40 bid from DISH that is currently on the table. But if you legitimately believe your prior offers to have reflected Clearwire’s true value, it is time for Sprint to reconsider its stated and dogged refusal to be a seller of Clearwire. DISH has proposed a tender offer for more than you are willing to pay for Clearwire yourself. If the tender offer exceeds your good faith valuation of Clearwire’s assets, then you have a fiduciary duty to your own stockholders to sell Sprint’s Clearwire shares to DISH. If instead you understand that Clearwire’s value is still much higher than DISH’s bid—as we believe you do—then you have an obligation as Clearwire’s controlling stockholder to present an offer reflecting that higher value. You cannot have it both ways.

At the very least, you have an obligation as Clearwire’s controlling stockholder to get out of the way so that the process to sell Clearwire can proceed without your hindrance. Sprint has initiated the sales process for Clearwire, and you now have an obligation not to interfere with the Clearwire board of directors’ full consideration of DISH’s tender offer or other competing bids. It is imperative to the competitive bidding process for Clearwire—and thus critical to the Clearwire stockholders’ realization of the Company’s true value—that you not fight the DISH tender offer’s governance conditions, including DISH’s proposed Investor Rights Agreement, or DISH’s Note Purchase Agreement. In addition, Clearwire should be permitted to repurchase the notes issued under your coercive Note Purchase Agreement, without you converting the notes and unfairly diluting minority stockholders’ stake in the Company, so that a truly fair and competitive bidding process can take place. It is only through such a competitive bidding process that all of Clearwire’s stockholders can unlock the value of their investment, and as the Company’s controlling stockholder you are duty-bound to permit that process to unfold.

Sincerely yours,

/s/ David K. Schumacher
David K. Schumacher
General Counsel Crest Financial Limited

*************************************************************************************

About Crest Financial Limited

Crest is a limited partnership under the laws of the State of Texas. Its principal business is investing in securities.

Important Legal Information

In connection with the proposed merger of Clearwire Corporation (“Clearwire”) with Sprint Nextel Corporation (the “Proposed Sprint Merger”), Crest and other persons (the “Participants”) have filed a supplement to its definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). The definitive proxy statement and the supplement have been mailed to the stockholders of Clearwire. SECURITYHOLDERS OF CLEARWIRE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE SUPPLEMENT, WHICH ARE AVAILABLE NOW, AND THE PARTICIPANTS’ OTHER PROXY MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS, CLEARWIRE AND THE PROPOSED SPRINT MERGER. The definitive proxy statement, the supplement and all other proxy materials filed with the SEC are available at no charge on the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement and the supplement are also available at no charge on the website of the Participants’ proxy solicitor at http://www.dfking.com/clwr.

Forward-looking Statements

Certain statements contained herein are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans, or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” believes,” “continue,” “strategy,” “position,” or the negative of those terms or other variations of them or by comparable terminology.

FOR IMMEDIATE RELEASE:

CONTACT: Jeffrey Birnbaum, (202) 661-6367, JBirnbaum@BGRPR.com

Crest Financial Demands That Clearwire Board Reconstitute Special Committee and Ensure a Fair and Transparent Bidding Process for Clearwire

Sends letter to Clearwire Board demanding an “open, competitive bidding process” and describing the course of events that will take place as that bidding process unfolds

HOUSTON, June 3, 2013 — Crest Financial Limited, the largest of the independent minority stockholders of Clearwire Corporation (NASDAQ: CLWR), again urged the Clearwire Board of Directors to give genuine consideration to DISH Network Corporation’s $4.40 per share tender offer and to pursue an “open, competitive bidding process” for Clearwire. Crest also described the options Sprint faces now that the competitive bidding over Clearwire has begun, and it demanded that the Clearwire Board form a new Special Committee with new independent directors to ensure a “fair and transparent” bidding process.

In Crest’s letter to the Clearwire Board, David K. Schumacher, Crest’s General Counsel, stated: “DISH’s tender offer has shifted the battle for Clearwire’s valuable assets to where it belongs—a competitive bidding process for Clearwire. But for a truly competitive process to take place, the Clearwire Board must appoint a new Special Committee with new, truly independent directors, unmarred by the Clearwire Board’s past mistakes. The prior Special Committee failed to protect all stockholders’ best interests by acceding to Sprint’s two low-ball offers, locking the Company into coercive financing and corporate governance terms, and delegating all negotiating authority away from the Special Committee’s members to Mr. Stanton, among many other things. The same abdication cannot occur this time around.”

According to Schumacher: “There are currently two bids on the table for Clearwire—one from the controlling stockholder and one from another bidder. For a fair assessment of each, a fresh independent perspective is required. Moreover, new independent directors will serve as a bulwark against any more attempts at oppression by Sprint. Thus, for Clearwire’s minority stockholders to make a truly free choice, you must delegate to the new Special Committee all the powers of the Board, including decisions regarding interim financing and corporate governance arrangements, and Mr. Stanton must give up all negotiation authority. Then, the new Special Committee must fully consider DISH’s offer, while also entertaining competing bids from Sprint, SoftBank, and all other interested parties.”

Schumacher added: “Sprint now faces two options. First, unless Sprint and its current suitor, SoftBank, wish to cohabitate with DISH as joint owners of Clearwire, they need to counter DISH’s tender offer with a real offer that reflects Clearwire’s full and fair value. That is the only way Sprint and SoftBank could take Clearwire private as they planned and deny DISH a stake in the Company. We believe, despite SoftBank CEO Masayoshi Son’s earlier protestations, that such cohabitation in Clearwire is untenable to both Sprint and SoftBank. If Sprint pursues this option, the reconstituted Clearwire Special Committee should take all steps necessary to ensure that any further bids from

Sprint reflect full value and do not capitalize on the imbedded diversion value that has been indicative of Sprint’s offers thus far. Second, if Sprint is unable, or SoftBank is unwilling to permit Sprint, to raise its bid to top DISH’s latest offer (and any future bids), then Sprint can avoid deadlock at Clearwire only by shifting its allegiance away from SoftBank and toward DISH in its own sale process. In this scenario, we believe that DISH will want its subsidiary Sprint to control 100% of Clearwire. And if this scenario occurs, you must ensure that any offer that DISH puts forward reflects the full value of the Company.”

Schumacher noted: “Either case described above provides the Board and the Special Committee with another opportunity to realize the full value of Clearwire for all stockholders. That is why we have urged you to recommend against Sprint’s proposed merger, close the polls in the pending stockholder meeting, and, upon the Clearwire stockholders’ rejection of the Sprint merger, terminate the ill-advised and oppressive merger agreement with Sprint. Such clearing of the decks would afford a real opportunity for a competitive bidding process for Clearwire.”

Crest’s letter continues: “Of course, there remains the possibility that DISH and Sprint elect to share governance of Clearwire. If Clearwire remains an independent, public company going forward, the Company can resume the course it charted before Sprint’s attempted squeeze-out. DISH’s offer, and its clear intent to enter into a commercial arrangement that provides it with access to Clearwire’s spectrum, kickstarts the profitable multi-customer case strategy (the “MCC strategy”) that the Board thus far has claimed to be elusive. This MCC strategy, proposed by Clearwire’s own management and reviewed by its financial advisers, could push the Company’s value as high as $16.76 per share, according to Clearwire’s own financial advisor, Evercore Partners. As presented by Clearwire’s management, the MCC strategy would increase free cash flow and improve the Company’s leverage to negotiate higher commercial rates with Sprint, DISH, and any other wholesale customer in the future. In addition, the Company could resume the common stock offering that it started last year, but then abruptly halted. At Clearwire’s current share price, such an offering would substantially reduce the dilution of the convertible notes proposed by Sprint and DISH and generate the necessary capital to fully deploy Clearwire’s TDD-LTE network. Additionally, the Company could now refinance its existing bonds at more attractive rates, thereby improving cash flow.”

Schumacher further stated: “For all these favorable alternatives to become available, however, you need to consider properly DISH’s tender offer, which is clearly actionable. Unless and until you fully consider the alternative that DISH has offered, Sprint might continue its pattern of unfair dealing and broker a deal between SoftBank and Sprint to avoid a bidding contest for Clearwire. You must not allow that to occur. Notwithstanding the Board’s previous efforts to provide every advantage to Sprint to the detriment of the Company’s other stockholders, the minority stockholders have thus far beaten back Sprint’s self-interested attempts to lock up Clearwire on the cheap while selling itself at a premium. It is time that the Clearwire Board fulfills its duty to do the same and obtains a premium for Clearwire’s stockholders other than Sprint. The newly constituted Special Committee we are demanding should ensure that we and our fellow stockholders will have the option to act on offers that are superior to Sprint’s currently inadequate offer, whether that is DISH’s tender offer, another offer from Sprint, or an offer from yet another third party.”

The letter to the Clearwire Board concludes: “[T]he competition for Clearwire has only just begun, and you have an obligation to make sure it proceeds in a fair and transparent manner. We thus urge you to reconstitute the Special Committee, give full consideration to DISH’s tender offer, open the Company to a competitive bidding process, and prevent Sprint from diverting Clearwire’s value back to itself.”

D.F. King & Co, Inc. has been retained by Crest to assist it in the solicitation of proxies in opposition to the proposed Sprint-Clearwire merger. If stockholders have any questions or need assistance in voting the GOLD proxy card, please call D.F. King & Co. at (800) 949-2583. The full letter to the Clearwire Board can be found at http://www.dfking.com/clwr or http://www.bancroftpllc.com/crest.

About Crest Financial Limited

Crest Financial Limited (“Crest”) is a limited partnership under the laws of the State of Texas. Its principal business is investing in securities.

Important Legal Information

In connection with the proposed merger of Clearwire Corporation (“Clearwire”) with Sprint Nextel Corporation (the “Proposed Sprint Merger”), Crest and other persons (the “Participants”) have filed a supplement to its definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). The definitive proxy statement and the supplement have been mailed to the stockholders of Clearwire. SECURITYHOLDERS OF CLEARWIRE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE SUPPLEMENT, WHICH ARE AVAILABLE NOW, AND THE PARTICIPANTS’ OTHER PROXY MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS, CLEARWIRE AND THE PROPOSED SPRINT MERGER. The definitive proxy statement, the supplement and all other proxy materials filed with the SEC are available at no charge on the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement and the supplement are also available at no charge on the website of the Participants’ proxy solicitor at http://www.dfking.com/clwr.

Forward-looking Statements

Certain statements contained herein are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

SOURCE: Crest Financial Limited

FOR IMMEDIATE RELEASE:

CONTACT: Jeffrey Birnbaum, (202) 661-6367, JBirnbaum@BGRPR.com

Crest Financial Demands That Sprint Allow Clearwire to Pursue a Competitive Bidding Process

Sends letter to Sprint Board demanding that Sprint not “interfere with the Clearwire board of directors’ full consideration of DISH’s tender offer” and allow “a truly fair and competitive bidding process” to take place

HOUSTON, June 3, 2013 — Crest Financial Limited, the largest of the independent minority stockholders of Clearwire Corporation (NASDAQ: CLWR), sent a letter to Sprint Nextel Corporation’s Board of Directors stating that DISH Network Corporation’s competing tender offer for Clearwire confirms that “Clearwire is the ultimate prize” in the bidding war over Sprint, and that Clearwire “is worth much more than what Sprint has offered.” Crest demanded that Sprint “permit Clearwire to give full consideration to DISH’s bid and to repurchase the notes issued to Sprint under [Sprint’s] unfair Note Purchase Agreement, without converting those notes at their dilutive exchange ratio.”

The letter from David K. Schumacher, Crest’s General Counsel, begins: “As we have repeatedly said in our public correspondence and have alleged in our lawsuit pending before the Delaware Court of Chancery, Sprint’s initial bid for Clearwire was grossly inadequate at $2.97 per share. Clearwire’s minority stockholders agreed and cast their votes against the proposed Sprint-Clearwire merger. Rather than accept a certain defeat, Sprint forced an adjournment of the vote and acknowledged the inadequacy of its bid by incrementally bumping its offer to $3.40 per share. DISH’s proposed tender offer at $4.40 per share proved that Sprint’s second attempt to squeeze out Clearwire’s minority stockholders was still at an inadequate price. A direct, competitive bidding process for Clearwire is underway. And it is clear that the final purchase price will be much higher than Sprint’s first or second offer.”

Schumacher continues: “We believe that Sprint’s goal all along has been to lock up Clearwire on the cheap, while selling itself to SoftBank, or another suitor, at a premium. It is evident that Clearwire is the true prize in this ongoing battle from SoftBank’s insistence that it direct your negotiations with Clearwire—going so far as to set the offer price and reserving approval power over any changes. Now that an adequate price for Clearwire has proven to be at least 50% higher than your initial $2.97 per share offer to take Clearwire private, you need to reconsider your recommendation in favor of Sprint’s transaction with SoftBank, if you still intend to secure a premium for Sprint. Certainly, that is what Sprint’s stockholders would expect from a board of directors duty-bound to pursue their best interests. Indeed, the proxy advisory firm Egan Jones recommended against your proposed transaction with SoftBank because it believes that Sprint’s stockholders should wait for precisely such revaluation.”

Schumacher notes: “To continue recommending in favor of SoftBank’s current offer price would admit that you are either breaching your duties to Sprint’s stockholders or that Sprint has been breaching its duties to Clearwire’s stockholders. As we have written copiously, we believe both $2.97 and $3.40 per share to be grossly inadequate offers for Clearwire. And the market has proven us right. Given the dramatic jump in the bidding process for Clearwire, from $2.97 in the original Sprint-Clearwire merger agreement to $4.40 in the latest DISH bid, all assumptions you might have had as to the true value of the Company have been definitively challenged. Thus, your duties to Sprint’s stockholders would seem to require you to demand a commensurate price increase from SoftBank. To argue otherwise, that the SoftBank offer still reflects full value for Sprint, would be an admission that your earlier offers for Clearwire were a naked attempt at misappropriating Clearwire’s value to Sprint. The only explanation for not demanding a higher price for Sprint now is that you always knew Clearwire to be worth more than $4.40 per share, but had already built Clearwire’s true value (which you intended to divert) into the Sprint-SoftBank transaction price.”

Schumacher’s letter also states: “There is some slight chance that Sprint was not mendacious but just misguided in dealing with Clearwire—that you believed in good faith that Clearwire is worth no more than $2.97 per share (and now $3.40 per share). Of course, we think Clearwire is worth much more than even the $4.40 bid from DISH that is currently on the table. But if you legitimately believe your prior offers to have reflected Clearwire’s true value, it is time for Sprint to reconsider its stated and dogged refusal to be a seller of Clearwire. DISH has proposed a tender offer for more than you are willing to pay for Clearwire yourself. If the tender offer exceeds your good faith valuation of Clearwire’s assets, then you have a fiduciary duty to your own stockholders to sell Sprint’s Clearwire shares to DISH. If instead you understand that Clearwire’s value is still much higher than DISH’s bid—as we believe you do—then you have an obligation as Clearwire’s controlling stockholder to present an offer reflecting that higher value. You cannot have it both ways.”

The letter to the Sprint Board concludes: “At the very least, you have an obligation as Clearwire’s controlling stockholder to get out of the way so that the process to sell Clearwire can proceed without your hindrance. Sprint has initiated the sales process for Clearwire, and you now have an obligation not to interfere with the Clearwire board of directors’ full consideration of DISH’s tender offer or other competing bids. It is imperative to the competitive bidding process for Clearwire—and thus critical to the Clearwire stockholders’ realization of the Company’s true value—that you not fight the DISH tender offer’s governance conditions, including DISH’s proposed Investor Rights Agreement, or DISH’s Note Purchase Agreement. In addition, Clearwire should be permitted to repurchase the notes issued under your coercive Note Purchase Agreement, without you converting the notes and unfairly diluting minority stockholders’ stake in the Company, so that a truly fair and competitive bidding process can take place. It is only through such a competitive bidding process that all of Clearwire’s stockholders can unlock the value of their investment, and as the Company’s controlling stockholder you are duty-bound to permit that process to unfold.”

D.F. King & Co, Inc. has been retained by Crest to assist it in the solicitation of proxies in opposition to the proposed Sprint-Clearwire merger. If stockholders have any questions or need assistance in voting the GOLD proxy card, please call D.F. King & Co. at (800) 949-2583. The full letter to the Sprint Board can be found at http://www.dfking.com/clwr or http://www.bancroftpllc.com/crest.

About Crest Financial Limited

Crest Financial Limited (“Crest”) is a limited partnership under the laws of the State of Texas. Its principal business is investing in securities.

Important Legal Information

In connection with the proposed merger of Clearwire Corporation (“Clearwire”) with Sprint Nextel Corporation (the “Proposed Sprint Merger”), Crest and other persons (the “Participants”) have filed a supplement to its definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). The definitive proxy statement and the supplement have been mailed to the stockholders of Clearwire. SECURITYHOLDERS OF CLEARWIRE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE SUPPLEMENT, WHICH ARE AVAILABLE NOW, AND THE PARTICIPANTS’ OTHER PROXY MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS, CLEARWIRE AND THE PROPOSED SPRINT MERGER. The definitive proxy statement, the supplement and all other proxy materials filed with the SEC are available at no charge on the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement and the supplement are also available at no charge on the website of the Participants’ proxy solicitor at http://www.dfking.com/clwr.

Forward-looking Statements

Certain statements contained herein are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “should,” “may,” “will,” believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

SOURCE: Crest Financial Limited